UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 13, 2004 (October 11, 2004)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle

Building C, Suite 100

Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

  ____     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ____     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ____     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ____     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01        Other Events

            Seitel's board of directors has appointed board member Robert Kelley as lead director.  Seitel's press releases related to this event, dated October 11, 2004 and October 12, 2004, are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by this reference.

Section 9.  Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

                        (c)        Exhibits

                                    99.1    Press Release dated October 11, 2004.

                                    99.2    Press Release dated October 12, 2004.

[Signature page follows]

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    DATED this 12th day of October, 2004.

SEITEL, INC.

By:

/s/ Robert D. Monson

Name:

Robert D. Monson

Title:

Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

   Exhibit
  No.

   Description

   Page

   99.1

   Press
  Release dated October 11, 2004.

   5

   99.2

   Press
  Release dated October 12, 2004